May 19, 2015

THE JAMESTOWN FUNDS

The Jamestown Balanced Fund
Ticker Symbol: JAMBX

The Jamestown Equity Fund
Ticker Symbol: JAMEX

The Jamestown Tax Exempt Virginia Fund
 Ticker Symbol: JTEVX

Supplement to the Prospectus Dated August 1, 2014

      Notice to Shareholders of The Jamestown Balanced Fund

The Board of Trustees has approved a proposal to reorganize The Jamestown Balanced Fund into The Jamestown Equity Fund and has authorized management to submit the proposal to shareholders of The Jamestown Balanced Fund for approval.  If shareholders of The Jamestown Balanced Fund approve the reorganization proposal, The Jamestown Balanced Fund will transfer all of its assets and known liabilities to The Jamestown Equity Fund in exchange for shares of The Jamestown Equity Fund. Shareholders of record of The Jamestown Balanced Fund as of June 12, 2015 will be eligible to vote on the reorganization at a special meeting of shareholders to be held on July 17, 2015.  The reorganization is expected to be tax-free for U.S. federal income tax purposes.

The reorganization is designed to achieve economies of scale by combining The Jamestown Balanced Fund with The Jamestown Equity Fund.  Although The Jamestown Balanced Fund and The Jamestown Equity Fund have similar investment objectives, investment strategies and risk factors, there are essential differences between the funds. Most importantly, unlike The Jamestown Balanced Fund, The Jamestown Equity Fund does not invest in fixed income investments; instead, it invests in a diversified portfolio of domestic equity securities.  As a result, the net asset value of The Jamestown Equity Fund may fluctuate more than that of The Jamestown Balanced Fund due to stock market fluctuations. Because the two funds have similar but not identical investment objectives, strategies and risk factors, shareholders must consider if the resulting investment in The Jamestown Equity Fund is consistent with their investment objectives.

For further information, please call 1-866-739-1126.

Please retain this Supplement for Future Reference